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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF l934



                       DATE OF REPORT:  SEPTEMBER 14, 1995
                        (Date of earliest event reported)


                             _______________________


                           FEDERAL EXPRESS CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                            (State of Incorporation)



             1-7806                                    7l-0427007
     (Commission File Number)                (IRS Employer Identification No.)



                 2005 CORPORATE AVENUE, MEMPHIS, TENNESSEE 38l32
                    (Address of principal executive offices)




               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (901)  369-3600

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ITEM 5.  OTHER EVENTS

On September 14, 1995, Federal Express Corporation (the "Registrant") announced its financial results for the fiscal quarter ended August 31, 1995 by the press release attached as Exhibit 20.1 to this report and incorporated herein by reference.

Registrant also recently prepared Appendix A to a Private Placement Memorandum with respect to the Registrant's commercial paper program. Appendix A, attached to this report as Exhibit 20.2 and incorporated herein by reference, contains summaries of the Registrant's operating results and financial position and certain operating statistics for the past five fiscal years and for the first fiscal quarter ended August 31, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     20.1 Registrant's press release, dated September 14, 1995.

     20.2 Appendix A to a Private Placement Memorandum prepared with respect to the Registrant's commercial paper program.

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                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FEDERAL EXPRESS CORPORATION


                                        By:  /s/ ALAN B. GRAF, JR
                                             -----------------------------
                                             Alan B. Graf, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (principal financial officer)



Dated:  September 18, 1995

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                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION OF EXHIBIT

20.1      Registrant's press release, dated September 14, 1995.

20.2 Appendix A to a Private Placement Memorandum prepared with respect to the Registrant's commercial paper program.







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